Exhibit (a)(2)

WASHINGTON REAL ESTATE INVESTMENT TRUST

LETTER OF TRANSMITTAL

To Tender

CUSIP Number	Issuer	Title of Security
939653 AJ0	Washington Real Estate Investment Trust	3 7/8% Convertible Senior Notes due September 15, 2026
939653 AK7	Washington Real Estate Investment Trust	3 7/8% Convertible Senior Notes due September 15, 2026

Pursuant to the Offer to Purchase dated September 23, 2010

THE OFFER TO PURCHASE AND RELATED WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON OCTOBER 22, 2010, UNLESS THE OFFER TO PURCHASE IS EXTENDED OR EARLIER TERMINATED.

The Depositary for the Tender Offer is:

Global Bondholder Services Corporation

By Hand, Overnight Delivery or Mail (Registered or Certified Mail Recommended)	By Facsimile Transmission (for Eligible Institutions only): (212) 430-3775 Attention: Corporate Actions

Global Bondholder Services Corporation 65 Broadway, Suite 404 New York, New York 10006 Attention: Corporate Actions	Confirm by Telephone: (212) 430-3774

Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of instructions via a fax number other than as listed above, will not constitute a valid delivery.

Capitalized terms used herein and not defined herein have the meaning given to them in the Offer to Purchase (defined below).

This Letter of Transmittal is to be completed by a holder desiring to tender any of the notes listed above (the “Notes”) unless such holder is executing the tender through The Depository Trust Company’s Automated Tender Offer Program (“ATOP”). A holder tendering through ATOP does not need to complete this Letter of Transmittal.

For a description of certain procedures to be followed in order to tender the Notes (through ATOP or otherwise), see “Terms of the Offer — Procedure for Tendering” in the Offer to Purchase and the instructions to this Letter of Transmittal.

TENDER OF SECURITIES

☐	CHECK HERE IF CERTIFICATES REPRESENTING TENDERED NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK–ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

List below the Notes to which this Letter of Transmittal relates. If the space provided is inadequate, list the principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tender of Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. No alternative, conditional or contingent tenders will be accepted.

DESCRIPTION OF NOTES TENDERED
Name(s) and Address(es) of Registered Holder(s) or Name of DTC Participant and Participant’s DTC Account Number in which Notes are Held (please fill in if blank)	Title of Security	CUSIP No.	Certificate Numbers*	Aggregate Principal Amount Represented	Aggregate Principal Amount Tendered**

*	Need not be completed by holders tendering Notes by book–entry transfer.
**	Unless otherwise specified, it will be assumed that the entire aggregate principal amount represented by the Notes described above is being tendered.

If tendered by a participant in The Depository Trust Company (“DTC”), and if not already printed above, the participant name(s) and address(es) should be printed exactly as such participant’s name appears on a security position listing as the owner of the Notes.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to Washington Real Estate Investment Trust (the “Company”), on the terms and subject to the conditions set forth in the Company’s offer to purchase dated September 23, 2010 (the “Offer to Purchase”), relating to the Company’s tender offer (the “Tender Offer”) to purchase any and all outstanding 3 7/8% Convertible Notes due September 15, 2026, receipt of which is hereby acknowledged, and in accordance with this Letter of Transmittal, the principal amount of the series of Notes indicated in the table above entitled “Description of Notes Tendered” under the column heading “Aggregate Principal Amount Tendered” (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Notes described in such table). The undersigned acknowledges and agrees that the tender of Notes made hereby may not be withdrawn except in accordance with the procedures set forth in the Offer to Purchase.

Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of the Notes tendered herewith in accordance with the terms and subject to the conditions of the Offer to Purchase, the undersigned hereby (a) sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all of the Notes tendered hereby, (b) waives any and all other rights with respect to such Notes and (c) releases and discharges the Company from any and all claims the undersigned may have now or may have in the future arising out of or related to the Notes, including without limitation any claims that the undersigned is entitled to participate in any repurchase, redemption or defeasance of the Notes.

The undersigned acknowledges and agrees that a tender of Notes pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto and an acceptance of such Notes by the Company will constitute a binding agreement between the undersigned and the Company on the terms and subject to the conditions of the Offer to Purchase, which agreement shall be governed by, and construed in accordance with, the laws of the State of New York. The undersigned acknowledges that, by tendering Notes pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto, under certain circumstances set forth in the Offer to Purchase, the Company is not required to accept for purchase any of the Notes tendered.

The undersigned hereby represents, warrants and covenants to the Company that, in connection with its tender of the Notes hereby, (a) the undersigned has received a copy of this Letter of Transmittal and the Offer to Purchase and agrees to be bound by all of the terms and conditions set forth herein and therein, (b) the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby, and (c) when such tendered Notes are accepted for payment and paid for by the Company pursuant to the Offer to Purchase, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by Global Bondholder Services Corporation, the depositary for the Tender Offer (the “Depositary”) or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney–in–fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company) with respect to such Notes, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) present such Notes and all evidences of transfer and authenticity to, or transfer ownership of such Notes on the account books maintained by DTC to, or upon the order of, the Company, (ii) present such Notes for transfer of ownership on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes, all in accordance with the terms and conditions of the Tender Offer as described in the Offer to Purchase.

The undersigned, by this Letter of Transmittal, also irrevocably appoints the Depositary to act as its agent for the purpose of receiving payment from the Company and transmitting such payment to the undersigned. The undersigned acknowledges and agrees that payment shall be deemed to have been made by the Company upon the transfer by the Company of the Consideration, plus accrued and unpaid interest payable to the Depositary or, in accordance with the Depositary’s instructions, to DTC. The undersigned further acknowledges and agrees that under no circumstances will interest on the Consideration be paid by the Company by reason of any delay on the part of the Depositary in making payment to the holders entitled thereto or any delay in the allocation or crediting of monies received by DTC to participants in DTC or in the allocation or crediting of monies received by participants to beneficial owners and in no event will the Company be liable for interest or damages in relation to any delay or failure of payment to be remitted to any holder. No authority conferred or agreed to be conferred by this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

For purposes of the Tender Offer, the undersigned understands that the Company will be deemed to have accepted for purchase validly tendered Notes if, as and when the Company gives oral (promptly confirmed in writing) or written notice of acceptance to the Depositary.

The undersigned understands that the delivery and surrender of the Notes is not effective, and the risk of loss of the Notes does not pass to the Depositary, until receipt by the Depositary of this Letter of Transmittal (or a manually signed facsimile of this Letter of Transmittal), properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company or receipt of an Agent’s Message. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes will be determined by the Company, in its sole discretion, which determination will be final and binding.

Unless otherwise indicated herein under “Special Payment/Delivery Instructions,” the undersigned hereby request(s) that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of the undersigned by credit to the account of DTC. Unless otherwise indicated herein under “Special Payment/Delivery Instructions,” the undersigned hereby request(s) that any checks for payment to be made in respect of the Notes tendered hereby be issued to the order of, and delivered to, the undersigned.

In the event that the “Special Payment Instructions” box below is completed, the undersigned hereby request(s) that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of the person(s) indicated. In the event that the “Special Delivery Instructions” box below is completed, the undersigned hereby request(s) that checks for payment to be made in respect of the Notes tendered hereby be issued to the order of, and be delivered to, the person(s) at the address(es) therein indicated. The undersigned recognizes that the Company has no obligation under the Special Payment Instructions to transfer any Notes from the name of the Holder of those Notes if the Company does not accept for purchase any of the Notes so tendered and that the Company will have no obligation under the Special Delivery Instructions unless the Holder produces satisfactory evidence that any applicable transfer taxes have been paid.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 2, 4 and 5 )

To be completed ONLY if checks for payment of the purchase price for validly tendered and accepted Notes and any accrued and unpaid interest are to be issued to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled “Description of Notes Tendered” within this Letter of Transmittal.

Issue checks for payment of the purchase price for validly tendered and accepted Notes and accrued and unpaid interest to:

Name

(Please Print)

Address

(Please Print)

Zip Code

Taxpayer Identification or Social Security Number

(See Substitute Form W–9 herein or Form W–8, as applicable)

SIGNATURE GUARANTEE

(See Instructions 1 and 2 below)

Certain Signatures Must be Guaranteed by a

Medallion Signature Guarantor

(Name of Medallion Signature Guarantor

Guaranteeing Signature)

(Address (including zip code) and Telephone Number

(including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Dated:

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 2, 4 and 5 )

To be completed ONLY if Notes not accepted for purchase are to be credited to the account of someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal.

Credit the Notes not accepted for purchase to:

Name

(Please Print)

Address

(Please Print)

Zip Code

PLEASE COMPLETE AND SIGN BELOW

(This page is to be completed and signed by all tendering

holders except holders executing the tender through DTC’s ATOP)

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders the principal amount of the series of Notes listed in the box above labeled “Description of Notes Tendered” under the column heading “Aggregate Principal Amount Tendered” (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Notes described in such box).

Signature(s):

(Must be signed by the registered holder or, if the Notes are tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of such Notes. If signature is by trustees, executors, administrators, guardians, attorneys–in–fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the full title and see Instruction 1.)

Dated:

Name(s) (please print):

Capacity:

Address:

(Including Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security Number:

PLEASE COMPLETE SUBSTITUTE FORM W–9 IN THIS LETTER OF TRANSMITTAL

(OR FORM W–8, AS APPLICABLE)

SIGNATURE GUARANTEE (See Instructions 1 and 6 below)

Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

(Name of Medallion Signature Guarantor Guaranteeing Signatures)

(Address (including Zip Code) and Telephone Number (including Area Code) of Firm)

(Authorized Signature)

(Print Name)

(Title)

Date:             , 2010

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer to Purchase

1. Signatures on Letter of Transmittal, Instruments of Transfer and Endorsements. If this Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of such Notes.

If any of the Notes tendered hereby are registered in the name of two or more holders, all such holders must sign this Letter of Transmittal.

If this Letter of Transmittal or any Notes or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney–in–fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority to so act must be submitted.

When this Letter of Transmittal is signed by the registered holders of the Notes tendered hereby (or by a participant in DTC whose name appears on a security position listing as the owner of the Notes), no separate instruments of transfer are required unless payment is to be made, or the Notes not tendered or purchased are to be issued, to a person other than the registered holders, in which case signatures on the instruments of transfer must be guaranteed by a participant in the Securities Transfer Agent’s Medallion Program (as defined in Instruction 2 below).

Unless this Letter of Transmittal is signed by the registered holder(s) of the Notes tendered hereby (or by a participant in DTC whose name appears on a security position listing as the owner of such Notes), such Notes must be accompanied by appropriate instruments of transfer, and each such instrument of transfer must be signed exactly as the name or names of the registered holder(s) appear on the Notes (or as the name of such participant appears on a security position listing as the owner of such Notes); signatures on each such instrument of transfer must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of a firm that is a member of a registered national securities exchange or FINRA or is a commercial bank or trust company having an office in the United States (each, an “Eligible Institution”).

2. Signature Guarantees. Signatures on this Letter of Transmittal must be guaranteed by a recognized participant in good standing in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (each, a “Medallion Signature Guarantor”), unless the Notes tendered by this Letter of Transmittal are tendered (i) by a registered Holder of Notes (or by a participant in DTC whose name appears on a security position listing as the owner of the Notes) who has not completed any of the boxes entitled “Special Payment Instructions” or “Special Delivery Instructions” on this Letter of Transmittal, or (ii) for the account of an Eligible Institution. If the Notes are registered in the name of a person other than the signer of this Letter of Transmittal or if Notes not accepted for payment or not tendered are to be returned to a person other than the registered Holder, then the signature on this Letter of Transmittal accompanying the tendered Notes must be guaranteed by a Medallion Signature Guarantor as described above. Beneficial owners whose Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact that broker, dealer, commercial bank, trust company or other nominee if they desire to tender Notes. See “The Offer Procedures for Tendering Signature Guarantees” in the Offer to Purchase. See Instruction 1.

3. Partial Tenders. Tenders of Notes under the Offer to Purchase will be accepted only in principal amounts equal to $1,000 or integral multiples of that amount. If less than the entire principal amount of any Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the last column of the box entitled “Description of Notes Tendered” in this Letter of Transmittal. The entire principal amount represented by the certificates for all Notes delivered to the Depositary will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Notes is not tendered or not accepted for purchase, certificates for the principal amount of Notes not tendered or not accepted for purchase will be sent (or, if tendered by book–entry transfer, returned by credit to the account at DTC designated in this Letter of Transmittal) to the Holder unless otherwise provided in the appropriate box on this Letter of Transmittal (see Instruction 4) promptly after the Notes are accepted for purchase.

4. Special Payment and Special Delivery Instructions. Tendering Holders should indicate in the applicable box or boxes the name, address and account to which Notes not accepted for purchase or checks for payment of the purchase price for validly tendered and accepted Notes and any accrued and unpaid interest that are to be issued in connection with the Tender Offer are to be credited, issued or delivered, as applicable, if different from the name, address or account of the Holder signing this Letter of Transmittal. In the case checks are issued or Notes are credited to a different name, the taxpayer identification number or social security number of the person named must also be indicated and satisfactory evidence of the payment of transfer taxes or exemption therefrom must be submitted. If no instructions are given (a) checks for payment of the purchase price and any accrued and unpaid interest to be issued in connection with the Tender Offer will be issued to and (b) Notes not tendered or not accepted for purchase will be credited back to, such DTC participant’s account. The Company has no obligation pursuant to the “Special Payment Instructions” box or “Special Delivery Instructions” box to transfer any Notes from the name of the Holder(s) thereof if the Company does not accept for purchase any of such Notes or if the Holder(s) does not present satisfactory evidence of payment of nay taxes that may be payable as a consequence of the payment or delivery requested by the Holder(s) completing the “Special Payment Instructions” and/or “Special Delivery Instructions” boxes.

5. Transfer Taxes. Except as set forth in Instruction 4 and this Instruction 5, the Company will pay or cause to be paid any transfer taxes with respect to the transfer and sale of the Notes to it, or to its order, pursuant to the Offer to Purchase. If payment is to be made to, or if the Notes not tendered or purchased are to be registered in the name of, any persons other than the registered owners, or if the tendered Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

6. Tax Forms.

a. Substitute Form W–9 or appropriate Form W-8. Many tendering holders (or other payees) are required to provide the Depositary with a correct taxpayer identification number (“TIN”), generally the holder’s Social Security number or federal Employer Identification Number, and with certain other information, on Substitute Form W–9, which is provided under “Important Tax Information” below, and to certify that the holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W–9 may subject the tendering holder (or other payee) to a $50 penalty imposed by the U.S. Internal Revenue Service and U.S. federal income tax backup withholding on any payment. The box in Part 3 of the Substitute Form W–9 may be checked if the tendering holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold U.S. federal income tax at the rate of 28% on all such payments, if any, until a TIN is provided to the Depositary. Foreign holders can be exempt from this requirement if they provide the Depositary with the appropriate Form W-8.

b. Certification of Non-Foreign Status. Each tendering U.S. Holder is required to provide the Depositary with a completed FIRPTA Certification of Non-Foreign Status which is provided under in this Letter of Transmittal.

c. U.S. HOLDERS WHO ARE NOT OTHERWISE SUBJECT TO BACKUP WITHHOLDING OR FIRPTA WITHHOLDING WILL BE SUBJECT TO SUCH WITHHOLDING IF THEY FAIL TO PROVIDE US WITH THE CERTIFICATIONS DESCRIBED IN THE OFFER TO PURCHASE AND INCLUDED IN THIS LETTER OF TRANSMITTAL.

7. Irregularities. All questions as to the form of documents and validity, eligibility (including time of receipt), acceptance for payment and withdrawal of tendered Notes will be determined by us in our sole discretion, and our determination will be final and binding. The Company reserves the absolute right to reject any and all tenders that the Company determines are not in proper form or for which the acceptance for payment or payment may, in the opinion of our counsel, be unlawful. The Company also reserves the absolute right in our sole discretion to waive any of the conditions of the Offer to Purchase or any defect or irregularity in the tender of Notes of any particular holder, whether or not similar conditions, defects or irregularities are waived in the case of other holders. A waiver of any defect or irregularity with respect to the tender of one Note shall not constitute a waiver of the same or any other defect or irregularity with respect to the tender of any other Note. Any defect or irregularity in connection with tenders of Notes must be cured within such time as the Company may determine, unless waived by the Company. Tenders of Notes shall not be deemed to have been made until all defects and irregularities have been waived by us or cured. Our interpretation of the terms and conditions of the Offer to Purchase (including the instructions in this Letter of Transmittal) will be final and binding. None of the Company nor its affiliates, the Depositary and Information Agent, the Dealer Manager or any other person will be under any duty to give notice of any defects or irregularities in tenders of Notes, or will incur any liability to you for failure to give any such notice.

8. Requests for Assistance or Additional Copies. Any questions or requests for assistance may be directed to the Dealer Managers or the Depositary and Information Agent at their respective telephone numbers set forth on the back cover of the Offer to Purchase. Requests for additional copies of the Offer to Purchase or this Letter of Transmittal may be directed to the Information Agent. A holder may also contact its broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Tender Offer.

IMPORTANT TAX INFORMATION

Circular 230

To ensure compliance with Internal Revenue Service Circular 230, holders are hereby notified that any discussion of tax matters set forth in this Letter of Transmittal was written in connection with the promotion or marketing of the transactions or matters addressed herein and was not intended or written to be used, and cannot be used by any person, for the purpose of avoiding tax–related penalties under federal, state, or local tax law. Each holder is encouraged to seek advice based on its particular circumstances from an independent tax advisor.

Notwithstanding anything to the contrary contained herein, a Holder (and each employee, representative, or other agent of a Holder) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions described in this Letter of Transmittal and all materials of any kind that are provided to the Holder relating to such tax treatment and tax structure (as such terms are defined in Treasury Regulation section 1.6011–4). This authorization of tax disclosure is retroactively effective to the commencement of discussions with Holders regarding the transaction contemplated herein.

General

Under U.S. federal income tax law, a holder whose tendered Notes are accepted for payment is required to provide the Depositary with such holder’s current TIN on Substitute Form W–9 below, or, alternatively, to establish another basis for an exemption from backup withholding. If such holder is an individual, the TIN is his or her Social Security number. If the Depositary is not provided with the correct TIN, the holder or other payee may be subject to a $50 penalty imposed by the U.S. Internal Revenue Service. In addition, any payment made to such holder or other payee with respect to the Notes purchased pursuant to the Offer to Purchase may be subject to backup withholding. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that holder must submit to the Depositary the appropriate U.S. Internal Revenue Service Form W–8 (e.g., Form W–8BEN, Form W–8ECI or Form W–8IMY) (a “Form W–8”), signed under penalties of perjury, attesting to that individual’s exempt status. A Form W–8 can be obtained from the Depositary. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W–9” for additional instructions.

If backup withholding applies, the Depositary is required to withhold 28% of any payment made to the holder or other payee. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the U.S. Internal Revenue Service provided that the required information is properly furnished to the U.S. Internal Revenue Service in a timely manner.

In addition, in order to assure compliance with the federal income tax withholding requirements under the Foreign Investors in Real Property Tax Act (“FIRPTA”), U.S. Holders of tendered Notes that are accepted for payment must provide the Depositary with a completed FIRPTA Certification of Non-Foreign Status (the “FIRPTA Certification”), attached hereto, attesting to the fact that such person is not a nonresident alien, foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations). SUCH U.S. HOLDERS MUST COMPLETE AND SUBMIT THE FIRPTA CERTIFICATION TO THE DEPOSITARY EVEN IF THEY PROVIDED A W-9 TO THE DEPOSITARY. FAILURE TO DO SO WILL CAUSE THE HOLDER TO BE SUBJECT TO A 10% FIRPTA WITHHOLDING TAX ON THE PROCEEDS FROM THEIR TENDERED NOTES. IN ADDITION, U.S. HOLDERS WHO ARE EXECUTING THEIR TENDER THROUGH ATOP MUST ALSO COMPLETE AND SUBMIT THE FIRPTA CERTIFICATION TO THE DEPOSITARY EVEN THOUGH THEY ARE NOT REQUIRED TO COMPLETE AND RETURN THE LETTER OF TRANSMITTAL.

As noted in the Offer to Purchase, non-U.S. Holders will be subject to the 10% FIRPTA withholding tax on the proceeds from their tendered Notes unless they can establish to the Company’s satisfaction that under the 5% rule described in the Offer to Purchase such withholding is not required.

Purpose of Substitute Form W–9

To prevent backup withholding on any payment made to a holder or other payee with respect to the Notes purchased pursuant to the Offer to Purchase, the holder is required to notify the Depositary of the holder’s current TIN (or the TIN of any other payee) by completing the form below, certifying that (i) the TIN provided on Substitute Form W–9 is correct (or that such holder is awaiting a TIN), (ii) the holder is not subject to backup withholding because (a) the holder has not been notified by the U.S. Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends, (b) the U.S. Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding or (c) the holder is exempt from backup withholding, and (iii) the holder is a U.S. person (including a U.S. resident alien). The holder is required to give the Depositary the TIN (e.g., Social Security number or Employer Identification Number) of the registered owner of the Notes. If the Notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W–9” for additional guidance on which number to report.

Purpose of FIRPTA Certification of Non-Foreign Status

The purpose of the FIRPTA Certification of Non-Foreign Status is to allow persons who are owners of tendered Notes for U.S. Income tax purposes and are not foreign persons to be able to certify to that latter fact so that the 10% FIRPTA withholding tax will not be imposed on the proceeds from their tendered Notes.

Payor:    Global Bondholder Services Corporation

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number (TIN)	Part 1 PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number(s) or Employer Identification Number(s)

Part 2 Certification Under penalties of perjury, I certify that:

(1)    the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me);

(2)    I am not subject to backup withholding either because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)    I am a U.S. citizen or other U.S. person (including a resident alien).

Certification Instructions—You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

Signature                                                     Date                           , 2010

Part 3 Awaiting TIN ☐

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE U.S. INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF U.S. FEDERAL INCOME TAX ON ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W–9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W–9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld until I provide such a number.

Signature:	Date:	, 2010

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W–9

Guidelines for Determining the Proper Identification Number to Give the Payor. The taxpayer identification number for an individual is the individual’s Social Security number. Social Security numbers have nine digits separated by two hyphens: e.g., 000–00–0000. The taxpayer identification number for an entity is the entity’s Employer Identification Number. Employer Identification Numbers have nine digits separated by one hyphen: e.g., 00–0000000. The table below will help determine the number to give the Payor.

For this type of account:	Give the NAME and SOCIAL SECURITY number of–	For this type of account:	Give the NAME and EMPLOYER IDENTIFICATION number of–

1. An individual account	The individual	6. Disregarded entity not owned by an individual	The owner

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)	7. A valid trust, estate or pension trust	The legal entity (4)

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	8. Corporation or LLC electing corporate status on Form 8832	The corporation

4.a. The usual revocable savings trust (grantor is also trustee)	The grantor–trustee (1)	9. Association, club, religious, charitable, educational or other tax–exempt organization	The organization

b. So–called trust account that is not a legal or valid trust under state law	The actual owner (1)	10. Partnership or multimember LLC	The partnership

5. Sole proprietorship or disregarded entity owned by an individual	The owner (3)	11. A broker or registered nominee	The broker or nominee

		12. Account with the Department of Agriculture in the name of a public entity (such as state or local government, school district, or prison) that receives agricultural program payments.	The public entity

(1)	List first and circle the name of the person whose number you furnish.
(2)	Circle the minor’s name and furnish the minor’s Social Security number.
(3)	You must show you individual name, but you may also enter your business or “doing business as” name. You may use either your Social Security number or taxpayer identification number (if you have one), but the U.S. Internal Revenue Service encourages you to use your Social Security number.
(4)	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W–9

(Section references are to the U.S. Internal Revenue Code)

Obtaining a Number

If you do not have a U.S. taxpayer identification number or you don’t know your number, obtain Form SS–5, Application for a Social Security Card, or Form SS–4, Application for Employer Identification Number, at the local office of the U.S. Social Security Administration or the U.S. Internal Revenue Service (the “IRS”) and apply for a number.

In some cases, individuals who become U.S. resident aliens for tax purposes are not eligible to obtain a Social Security number. This includes certain resident aliens who must receive information returns but who cannot obtain a Social Security number. These individuals must apply for an Individual Taxpayer Identification Number (“ITIN”) on Form W–7, Application for IRS Individual Taxpayer Identification Number, unless they have an application pending for a Social Security number. Individuals who have an ITIN must provide it on the Substitute Form W–9.

To complete the Substitute Form W–9, if you do not have a taxpayer identification number, you may check the box in Part 3 of the Substitute Form W–9, sign and date the Form, and give it to the requester. Notwithstanding that you comply with the foregoing, the backup withholding will apply to any purchase price and any accrued and unpaid interest paid to you or other payee with respect to the Securities prior to the time a properly certified taxpayer identification number is provided to the Depositary.

Payees Exempt from Backup Withholding

The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that the following payments made to a corporation and reportable on Form 1099–MISC are not exempt: medical and health care payments, attorneys’ fees, and payment for services by a federal executive agency. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

The following payees are exempt from backup withholding:

(1)	An organization exempt from tax under section 501(a), or an individual retirement plan (“IRA”), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(2)	The United States or any of its agencies or instrumentalities.

(3)	A State, the District of Columbia, a possession of the United States or any of their political subdivisions or instrumentalities.

(4)	A foreign government or any of its political subdivisions, agencies or instrumentalities.

(5)	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

(6)	A corporation.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends and patronage dividends generally not subject to backup withholding also include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) distributions made by an ESOP.

Payments of interest generally not subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals.

Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments described in section 6049(b)(5) to nonresident aliens.

•	Payments on tax–free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.

Payments that are not subject to information reporting are also not subject to backup withholding. For details see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N and the regulations promulgated under such sections.

Exempt payees described above should file the Substitute Form W–9 to avoid possible erroneous backup withholding. ENTER YOUR TAXPAYER IDENTIFICATION NUMBER. WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYOR.

FIRPTA

CERTIFICATION OF NON-FOREIGN STATUS

NOTE TO U.S. HOLDERS: FAILURE TO COMPLETE AND RETURN THIS CERTIFICATION WILL RESULT IN FIRPTA WITHHOLDING OF TEN PERCENT ON PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER

This Certification must be made by and on behalf of the person who is treated as the owner of the tendered Notes for U.S. Income Tax purposes (the “Transferor”). If legal title to the tendered Notes is held by an entity that is disregarded as an entity separate from its owner under Treasury Regulation 301.7701-3 (generally an unincorporated entity wholly owned by one person), a Qualified S Subsidiary or a Qualified REIT Subsidiary (a “Disregarded Entity”), the Transferor is the first owner of the Disregarded Entity which is not a Disregarded Entity.

If legal title to the Notes is held by a Disregarded Entity, please provide the name of the Disregarded Entity here:

Section 1445 of the Internal Revenue Code provides that a transferee (buyer) of a U.S. real property interest must withhold tax if the transferor (seller) is a foreign person. To inform the transferee (buyer) that withholding of tax is not required upon my disposition of a U.S. real property interest, the undersigned hereby certifies the following:

1. The name of the Transferor is:                                                          ;

2. Transferor is not a nonresident alien, foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

3. Transferor is not a Disregarded Entity as defined above;

4. Transferor’s Taxpayer Identification Number (SSN for individuals, EIN for all others) is                                                                  ; and

5. Transferor’s address (home for individuals, office for all others) is:

                                                                                                                                                                                                          .

Transferor understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete. If the Transferor is an individual, I further declare that I am the Transferor. If the Transferor is not an individual, I further declare that I have authority to sign this document on behalf of Transferor.

Signature:	PLEASE CONTACT YOUR BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE FOR ASSISTANCE COMPLETING THE INFORMATION REQUESTED BELOW
Print Name:	Amount Tendered (CUSIP No. 939653 AJ0): $
Amount Tendered (CUSIP No. 939653 AK7): $
Type (if not individual):	DTC Participant Name:
DTC Participant Number:
Date:	VOI#:

Privacy Act Notices

Section 6109 requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt or contributions you made to an IRA or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal non–tax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payors must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)	Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)	Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)	Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE U.S. INTERNAL REVENUE SERVICE.

Any questions or requests for assistance may be directed to the Dealer Managers or the Information Agent at their respective addresses and telephone numbers as set forth below. Any requests for additional copies of this Letter of Transmittal, the Offer to Purchase or related documents may be directed to the Information Agent. A holder may also contact such holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Tender Offer.

The Information Agent for the Tender Offer is:

Global Bondholder Services Corporation

65 Broadway - Suite 404

New York, New York 10006

Attention: Corporation Actions

Banks and Brokers call: 212-430-3774

or

Call Toll Free: 866-540-1500

Any questions regarding the terms of the Offer should be directed to the Dealer Managers at the address and telephone number set forth below:

The Dealer Managers for the Offer are:

Citi	Wells Fargo Securities
Citigroup Global Markets Inc.	Wells Fargo Securities, LLC
Liability Management Group	375 Park Avenue
390 Greenwich Street, 1st Floor	New York, New York 10152
New York, New York 10013	Attention: Equity Syndicate Department
Toll Free: 800-558-3745	Toll Free: 800-367-8652
Collect: 212-723-6106